Schedule 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HELIOS HIGH INCOME FUND, INC.

Payment of Filing Fee (Check the appropriate box:)

☒ No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transactions applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

HELIOS ADVANTAGE INCOME FUND, INC.

HELIOS HIGH INCOME FUND, INC.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

HELIOS STRATEGIC INCOME FUND, INC.

Brookfield Place, 250 Vesey Street

New York, New York 10281-1023

NOTICE OF 2013 JOINT ANNUAL MEETING OF STOCKHOLDERS

July 26, 2013

To the Stockholders:

The 2013 Joint Annual Meeting of Stockholders of each of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and the Helios Strategic Income Fund, Inc., each a Maryland corporation (each, a “Fund,” and collectively, the “Funds”), will be held at the offices of Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, 15th Floor, on August 22, 2013, starting at 8:30 a.m., Eastern time, for the following purposes:

1.	To consider and vote upon the election of Class II directors and a Class I director and a Class III director (Proposal 1).

2.	To transact any other business that may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors recommends that you vote in favor of Proposal 1.

Stockholders of record as of the close of business on Friday, July 12, 2013, are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. If you attend the meeting, you may vote your shares in person. Whether or not you expect to attend the meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card(s). This is important to ensure a quorum at the meeting.

In addition to authorizing a proxy by mail, you may also authorize a proxy via the Internet, as follows:

To vote by the Internet:

(1)	Read the Joint Proxy Statement and have the enclosed proxy card at hand.

(2)	Go to the website that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

To vote by Telephone:

(1)	Read the Joint Proxy Statement and have the enclosed proxy card at hand.

(2)	Call the telephone number that appears on the enclosed proxy card.

(3)	Have the control number set forth on the enclosed proxy card at hand and follow the prompts.

We encourage you to authorize a proxy to vote your shares via the Internet using the control number that appears on your enclosed proxy card. Use of Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Joint Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at (855) 777-8001.

By Order of the Boards of Directors,

/s/ Jonathan C. Tyras

Jonathan C. Tyras

Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE JOINT ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 22, 2013

The Funds’ Notice of Joint Annual Meeting of Stockholders, Joint Proxy Statement and Form of Proxy are available on the Internet at www.brookfieldim.com

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. EACH FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS AT THE MEETING OF STOCKHOLDERS IF LESS THAN ONE-THIRD OF THE SHARES OF SUCH FUND ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, SUCH FUND, AT THE STOCKHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT PROXIES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR

SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

HELIOS ADVANTAGE INCOME FUND, INC.

HELIOS HIGH INCOME FUND, INC.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

HELIOS STRATEGIC INCOME FUND, INC.

Brookfield Place, 250 Vesey Street

New York, New York 10281-1023

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished to stockholders in connection with a solicitation by the Board of Directors (each, a “Board,” or “Board of Directors” and collectively, the “Boards” or the “Boards of Directors”) of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and the Helios Strategic Income Fund, Inc., each a Maryland corporation (each, a “Fund,” and collectively, the “Funds”), of proxies to be used at the Joint Annual Meeting of Stockholders (the “Meeting”) of the Funds to be held at the office of Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, 15th Floor New York, NY 10281-1023 at 8:30 a.m., Eastern time, on August 22, 2013 (and at any adjournments or postponements thereof) for the purposes set forth in the accompanying Notice of Joint Annual Meeting of Stockholders. This Joint Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about July 29, 2013.

Stockholders who authorize proxies retain the right to revoke them by written notice received by the Secretary of the respective Fund at any time before they are voted by delivering a properly executed, later dated proxy, or by attending the Meeting and voting in person, Please note that simply attending the Meeting without voting will not revoke your proxy. Proxies will be voted in accordance with the specifications thereon and, if you fail to indicate your vote, your shares will be voted FOR the election of the director nominee, or Class II Directors, Class I Director or Class III Director. The close of business on Friday, July 12, 2013, has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. Each stockholder is entitled to one vote for each share of stock of a Fund validly issued and outstanding and held by such stockholder. Information as to the number of outstanding shares of common stock of each Fund as of the Record Date is set forth below:

Total Number of Shares
Helios Advantage Income Fund, Inc.	6,553,393
Helios High Income Fund, Inc.	4,856,958
Helios Multi-Sector High Income Fund, Inc.	7,595,018
Helios Strategic Income Fund, Inc.	5,930,400

Under the ByLaws of each Fund, a quorum is constituted by the presence in person or by proxy of the record holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the chairman of the Meeting or the holders or proxies of a majority of the shares present at the Meeting in person or by proxy and entitled to vote thereat, may adjourn the Meeting without further notice, to a date not more than one hundred twenty (120) days from the Record Date to permit further solicitation of proxies.

For purposes of determining the presence of a quorum for transacting business related to Proposal 1 at the Meeting, abstentions, if any, will be treated as shares that are present, but not as votes cast, at the Meeting. Accordingly, for purposes of counting votes, shares represented by abstentions will have no effect on Proposal 1, for which the required vote is a plurality of all the votes cast. Since banks and brokers will have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 1, there will be no broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power).

Photographic identification and proof of ownership will be required for admission to the Meeting. For directions to the meeting, please contact the Fund at (855) 777-8001. If you are plan to attend the Meeting, please RSVP to funds@brookfield.com.

Stockholders may request copies of the Funds’ most recent annual and semi-annual reports, including the financial statements, without charge, by writing to Investor Relations, Helios Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. These reports also are available on the Funds’ website at www.brookfieldim.com. These documents also have been filed with the Securities and Exchange Commission and are available at www.sec.gov.

PROPOSAL 1: ELECTION OF DIRECTOR

Each Fund’s Charter provides that its Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present Directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I 2015, Class II 2013 and Class III 2014. At each subsequent annual election, Directors nominated to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term.

The person named in the accompanying form of proxy intends to vote at the Meeting (unless directed not to so vote) for the election of Rodman L. Drake and Heather Goldman, the Class II Director nominees for each Fund. Additionally, the person named in the accompanying form of proxy intends to vote at the Meeting (unless directed not to so vote) for the election of Edward A. Kuczmarski, the Class I Director nominee for each Fund and Kim G. Redding, the Class III Director nominee for each Fund. Each of Messrs. Drake, Kuczmarski and Redding and Ms. Goldman has indicated that he or she will serve if elected, but if he or she should be unable to serve, the proxy or proxies will be voted for any other person determined by the persons named in the proxy in accordance with their discretion. If elected, Mr. Drake and Ms. Goldman will serve until the 2016 annual meeting of stockholders and until their respective successor is duly elected and qualifies, Mr. Kuczmarksi will serve until the 2015 annual meeting of stockholders and until his successor is duly elected and qualifies and Mr. Redding will serve until the 2014 annual meeting of stockholders and until his successor is duly elected and qualifies. Although the current Class I and Class III Directors are not up for election at this annual meeting, you are being asked to consider the election of a new Class I Director nominee and a new Class III Director nominee. Shareholder approval of these Director nominees is required to comply with certain requirements of the Investment Company Act of 1940, as amended, pertaining to shareholder election of directors.

Each Fund’s Board has determined that Messrs. Drake, Kuczmarski and McFarland, as well as Louis P. Salvatore, are independent under the criteria for independence set forth in the listing standards of the New York Stock Exchange. Mr. Redding and Ms. Goldman are each considered interested directors of the Funds. Therefore, upon the election of the Class I, II and III Director nominees by each Fund, each Fund will meet the requirements of the New York Stock Exchange that a majority of Directors be independent.

As described above, there are four nominees for election to each Board at this time. Proxies cannot be voted for a greater number of persons than the number of nominees currently proposed to serve on each Board.

Information Concerning Nominee and Directors

The following table provides information concerning each of the Directors and the Director nominees of each Board, as of the date of this Joint Proxy Statement. The terms of the current Class I and Class III Directors do not expire this year. Each Fund has a retirement policy which sets a mandatory retirement age of 75 for the Directors.

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Class I Disinterested Director - Term Expires at the 2015 Annual Meeting of Stockholders

Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 66	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2008 Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2006- Present); Director of United Guaranty Corporation (July 2011-Present); Lead Independent Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	6
Class I Disinterested Director Nominee - Term Expires at the 2015 Annual Meeting of Stockholders

Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 63	Director, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee New Director Nominee Three Year Term	Certified Public Accountant and Retired Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) (1980-2013); Director of ISI Funds (2007-Present); Trustee of the Daily Income Fund (2006-Present); Director of the California Daily Tax Free Income Fund, Inc. (2006-Present).	5
Class II Disinterested Director - Term Expires at the 2013 Annual Meeting of Stockholders

Rodman L. Drake c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 70	Director and Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee, Member of Executive Committee Elected since 2008 Elected for Three Year Term	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-2010); Chairman of Board (2005-2010), Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); Co-founder,	11

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

		Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009-Present).
Class II Interested Director - Term Expires at the 2013 Annual Meeting of Stockholders

Heather Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 46	Director Served since April 2013 Three Year Term	Director/Trustee of several investment companies advised by the Adviser (February 2013- Present) Global Head of Marketing and Business Development of the Advisor (2011-Feb. 2013); Managing Partner, Brookfield Financial (2009-2011); Head of Investor Relations of Starwood Capital Group Global (2007-2009).	11
Class III Disinterested Director - Term Expires at the 2014 Annual Meeting of Stockholders

Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 66	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected since September 2008 Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of SPFiber Technologies, Inc. (2012-Present); Director of Chambers Street Properties (201-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	11

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Class III Interested Director Nominee – Term Expires at the 2014 Annual Meeting of Stockholders

Kim G. Redding* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 58	President and Director New Director Nominee Three Year Term Elected President annually since February 2010	President of several investment companies advised by the Advisor (2010-Present); Chief Investment Strategist, Brookfield Asset Management Inc. (July 2013- Present) Chief Executive Officer and Co-Chief Investment Officer (November 2012-July 2013); Chief Executive Officer and Chief Investment Officer of the Advisor (2010-2012); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (2009-2010); Director, Brookfield Investment Management (UK) Limited (2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (2011-Present); Director, Brookfield Investment Funds (UCITS) plc (2011-Present); Director, Brookfield Investment Funds (QIF) plc (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).	5

Officers of the Funds

The officers of each Fund are elected by the Fund’s Board either at its annual meeting, or at any subsequent regular or special meeting of the Board. The Board of each Fund has elected seven officers, to hold office at the discretion of the Board until their successors are chosen and qualified or until his or her resignation or removal. Except where dates of service are noted, all officers listed below served the Funds as such throughout the fiscal year ended March 31, 2013. The following table sets forth information concerning each officer of the Funds as of the date of this Joint Proxy Statement:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 58	President	Elected Annually Since February 2010	See above under “Class III Interested Director Nominee – Term Expires at the 2014 Annual Meeting of Stockholders”

Dana Erikson* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 48	Vice President	Elected Annually Since September 2009	Vice President of other investment company advised by the Advisor (2009-Present); Senior Portfolio Manager/Managing Director of the Advisor (2006-Present).

Richard Cryan* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 57	Vice President	Elected Annually Since May 2011	Vice President of several investment companies advised by the Advisor (May 2011-present); Senior Portfolio Manager of the Advisor (2006-Present); Managing Director of the Advisor (2006-Present).

Mark Shipley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 41	Vice President	Elected Annually Since May 2011	Vice President of several investment companies advised by the Advisor (May 2011-Present); Portfolio Manager of the Advisor (2011-Present); Managing Director of the Advisor (2011-Present); Director of the Advisor (2006-2010); Analyst of the Advisor (2006-2010).

Steven M. Pires* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 56	Treasurer	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (2009-Present); Vice President the Advisor (2011-Present); Vice President of Brookfield Operations and Management Services LLC (2008-2011); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Jonathan C. Tyras* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 44	Secretary	Elected Annually Since November 2008	Managing Director and Chief Financial Officer of the Advisor (2010-Present); Director of the Advisor (2006-2010); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary or Vice President of several investment companies advised by the Advisor (2006-Present).

Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 37	Chief Compliance Officer (“CCO”)	Elected Annually Since May 2009	CCO of several investment companies advised by the Advisor (2009-Present); Director and CCO of the Advisor (2009-Present); Vice President, Oppenheimer Funds, Inc. (2004-2009).

*	Designates individuals who are “interested persons” of the Funds, as defined by the 1940 Act, because of affiliations with the Advisor.

Share Ownership

As of the Record Date, the Director nominees, Directors and officers of the Funds beneficially owned individually and collectively as a group less than 1% of the outstanding shares of each Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Funds and of all funds overseen by each Director in the Advisor’s family of investment companies (the “Fund Complex”) as of June 30, 2013. The Fund Complex is comprised of the Funds, Brookfield Total Return Fund Inc., Helios High Yield Fund, Brookfield Global Listed Infrastructure Income Fund, Inc., Brookfield Mortgage Opportunity Income Fund Inc. and Brookfield Investment Funds and its four series; Brookfield Global Listed Real Estate Fund, Brookfield Global Listed Infrastructure Fund, Brookfield Global High Yield Fund and Brookfield High Yield Fund. The cost of each Director’s investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of June 30, 2013. The information as to beneficial ownership is based on statements furnished to the Funds by each Director.

Name of Nominee/Director	Dollar Range of Equity Securities in the Funds				Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies
	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Disinterested Director Nominees
Stuart A. McFarland	$0	$0	$0	$0	$50,001-$100,000
Edward A. Kuczmarski	$0	$0	$0	$0	$0
Disinterested Directors
Louis P. Salvatore	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
Rodman L. Drake	$10,001-$50,000	$10,001-$50,000	$0	$10,001-$50,000	Over $100,000
Interested Director Nominees
Heather Goldman	$0	$0	$0	$0	$0
Kim G. Redding	$0	$0	$0	$0	Over $100,000

Information Regarding the Boards and their Committees

The Role of the Board

Each Fund’s business and affairs are managed under the direction of its respective Board. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund’s investment adviser and administrator, the sub-administrator, custodian, and transfer agent. Each Board approves all significant agreements between the respective Fund and its service providers. Each Board has appointed senior employees of the Advisor as officers of the respective Fund, with responsibility to monitor and report to the Board on the Fund’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer of each Fund provides reports as to financial reporting matters, and investment personnel of the Advisor report on the Fund’s investment activities and performance. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Leadership Structure

Each Fund’s Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. Currently, 75% of the members of the Board, including the Chairman of the Board, are not “interested persons,” as defined in the 1940 Act, of the Fund (the “Disinterested Directors”), which are Directors that are not affiliated with the Advisor or its affiliates. If the four Director nominees are all elected, 66.67% of the Board will be Disinterested Directors. The Board has established four standing committees, an Audit Committee, a Nominating and Compensation Committee, an Executive Committee and a Qualified Legal Compliance Committee (collectively, the “Committees”), which are discussed in greater detail below. Each of the Disinterested Directors helps identify matters for consideration by the Board and the Chairman has an active role in the agenda setting process for Board meetings. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Disinterested Directors have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Fund. Each Fund’s Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function. For example, although the 1940 Act requires that at least 40% of a fund’s directors not be “interested persons,” as defined in the 1940 Act, the Board has determined that the Disinterested Directors should constitute at least a majority of the Board. The Board reviews its structure annually. The Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight on behalf of Fund stockholders.

Board Oversight of Risk Management

As part of its oversight function, each Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Advisor (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund’s Chief Compliance Officer to discuss compliance risks relating to the Fund, the Advisor and the Fund’s other service providers. The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Fund’s Treasurer and with the Fund’s independent registered public accounting firm and, when appropriate, with other personnel employed by the Advisor to discuss, among other things, the internal control structure of the Fund’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund’s Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Advisor’s internal audit group as to these and other matters.

Information about Each Director’s Qualification, Experience, Attributes or Skills

Each Board believes that each existing Director and Director nominee has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to serve as a Director of the Funds in light of the Funds’ business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each Director has served on boards for organizations other than the Funds, as well as having served on the Boards of the Funds. They therefore have substantial board experience and, in their service to the Funds, have gained substantial insight as to the operations of the Funds and have demonstrated a commitment to discharging their oversight responsibilities as Directors. Each Board, with the assistance of the Nominating and Compensation Committee, annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structure are reviewed.

In addition to the information provided above, certain additional information regarding the existing Directors and Director nominees and their Director Attributes is provided below. Although the information is not all-inclusive, the information describes some of the specific experiences, qualifications, attributes or skills that each Director possesses to demonstrate that the Directors have the appropriate Director Attributes to serve effectively as Directors of the Funds. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests.

•

Rodman L. Drake—In addition to his tenure as a Director of the Fund, Mr. Drake has extensive business experience with particular expertise in financial services, financial reporting, strategic planning and risk management disciplines, including serving on the board of directors for various public and private companies, which include other investment management companies. Mr. Drake serves as the Chairman of the Board, and is a member of the Audit, Nominating and Compensation, and Executive Committees.

•

Stuart A. McFarland—In addition to his tenure as a Director of the Fund, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors and audit committees for various other investment management companies, publicly traded company and non-profit entities, and is the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit and Nominating and Compensation Committees.

•

Louis P. Salvatore—In addition to his tenure as a Director of the Fund, Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other investment management companies. Mr. Salvatore previously spent over thirty years in public accounting. He holds an Advanced Professional Director Certification from the American College of Corporate Directors, a public company director education organization. Mr. Salvatore serves as Chairman of the Audit Committees and is a member of the Nominating and Compensation Committees.

•

Heather Goldman—Ms. Goldman has extensive business experience in the financial services industry with particular expertise in the areas of private equity, investment management and commercial banking. As a former senior executive of the Advisor, Ms. Goldman has extensive knowledge of the Advisor, its operations and personnel.

•

Edward A. Kuczmarski—In addition to his tenure as a Director of the Fund, Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also currently serves on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chairman of the Nominating and Compensation Committee, and is a member of the Audit Committee.

•

Kim G. Redding—In addition to his tenure as a Director of the Fund, Mr. Redding is the Chief Investment Strategist of Brookfield Asset Management Inc. the parent company of the Advisor. Additionally Mr. Redding served as Chief Executive Officer and remians Co-Chief Investment Officer of the Advisor and is currently President of several other investment companies advised by the Advisor. As the Co-Chief Investment Officer, Mr. Redding has extensive knowledge of the Adviser, its operations, personnel and financial resources. His position of responsibility at the Adviser, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund.

Nominating and Compensation Committee Considerations for Disinterested Directors

The Nominating and Compensation Committee evaluates candidates’ qualifications for Board membership. When evaluating candidates, the Nominating and Compensation Committee considers a number of attributes including leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise that would complement or benefit the Board as a whole. The Nominating and Compensation Committee also may consider other factors/attributes as they may determine appropriate in their own judgment. The Nominating and Compensation Committee believes that the significance of each nominee’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating and Compensation Committee has not established a litmus test or quota relating to these matters that must be satisfied before an individual may serve as a Director. The Nominating and Compensation Committee believes that board effectiveness is best evaluated at a group level, through the annual self-assessment process. Through this process, the Nominating and Compensation Committee considers whether the Board as a whole has an appropriate level of sophistication, skill, and business acumen and the appropriate range of experience and background. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the Board, may or may not impact the Nominating and Compensation Committee’s view as to the candidate. In accessing these matters, the Nominating and Compensation Committee typically considers the following minimum criteria:

•

With respect to nominations for Disinterested Directors, nominees shall be independent of the Advisor and other principal service providers. The Nominating and Compensation Committee of each Fund shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

•

Disinterested Director nominees must qualify for service on each Fund’s Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or of another applicable securities exchange.

•	With respect to all Directors, a proposed nominee must qualify under all applicable laws and regulations.

•	The proposed nominee must agree to invest in an amount equal to 1.5 years worth of director compensation in the Funds within three years of becoming Director.

•	The Nominating and Compensation Committee of each Fund may also consider such other factors as it may determine to be relevant.

Board Meetings

Each Fund’s Board held four regular meetings during the 12 month period ended March 31, 2013. During the fiscal year ended March 31, 2013, each Director attended at least 75% of the aggregate of the meetings of each Fund’s Board of Directors. Each Fund’s Fund Governance Policies and Procedures provide that the Chairman of the Board of Directors, who is elected by the Disinterested Directors, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Executive Committee

Each Fund has an Executive Committee. The Executive Committee presently consists of Mr. Drake. The function of the Executive Committee is to take any action permitted by Maryland law when the full Board of Directors cannot meet. The Executive Committees of the Funds did not need to meet during the fiscal year ended March 31, 2013.

Audit Committee

Each Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which currently consists of Messrs. Drake, McFarland, and Salvatore, all of whom are Disinterested Directors. If elected, Mr. Kuczmarski would also be a member of the Audit Committee. The principal functions of the Audit Committee are to review the Fund’s audited financial statements, to select the Fund’s independent auditor, to review with the Fund’s auditor the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. During the last fiscal year of the Funds, each Audit Committee met three times and all of the members of each Audit Committee attended all of the Audit Committee meetings. Mr. Salvatore serves as a Chairman of the Audit Committee and each Board has determined that Mr. Salvatore is an “audit committee financial expert,” as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.

Each Fund’s Board of Directors has adopted a written charter for its Audit Committee, which is available on each Fund’s website at www.brookfieldim.com. A copy of each Fund’s Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Helios Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Nominating and Compensation Committee

Each Fund has a Nominating and Compensation Committee, which currently consists of Messrs. Drake, McFarland, and Salvatore, all of whom are Disinterested Directors and independent as independence is defined in New York Stock Exchange, Inc.’s listing standards. If elected, Mr. Kuczmarski would also be a member of the Nominating and Compensation Committee. The Nominating and Compensation Committee of each Fund met two times during the fiscal year ended March 31, 2013 and each meeting was attended by all of the members of the Nominating and Compensation Committee. The function of each Fund’s Nominating and Compensation Committee is to recommend candidates for election to its Board as Disinterested Directors. Each Fund’s Nominating and Compensation Committee evaluates each candidate’s qualifications for Board membership and their independence from the Advisor and other principal service providers.

The Nominating and Compensation Committee will consider nominees recommended by stockholders who, separately or as a group, own at least one percent of a Fund’s shares. For a list of the minimum criteria used by the Nominating and Compensation Committee to assess a candidate’s qualifications, please see “Nominating and Compensation Committee Considerations for Disinterested Directors” above.

When identifying and evaluating prospective nominees, the Nominating and Compensation Committees review all recommendations in the same manner, including those received by stockholders. The Nominating and Compensation Committees first determine if the prospective nominee meets the minimum qualifications. Those proposed nominees meeting the minimum qualifications are then be considered by the Nominating and Compensation Committees with respect to any other qualifications deemed to be important. Those nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committees as suitable are included on the Funds’ proxy cards.

Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the respective Fund and sent to Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be a Disinterested Director, if applicable. Each Fund’s Nominating and Compensation Committee also determines the compensation paid to the Disinterested Directors. Each Fund’s Board of Directors has adopted a written charter for its Nominating and Compensation Committee, which is available on each Fund’s website at www.brookfieldim.com. A copy of each Fund’s Nominating and Compensation Committee Charter is also available free of charge, upon request directed to Investor Relations, Helios Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Each Fund’s Nominating and Compensation Committee has recommended Mr. Drake and Ms. Goldman as nominees for election and each Fund’s Board of Directors has nominated Mr. Drake and Ms. Goldman to serve as the Class II Directors. Each Fund’s Nominating and Compensation Committee also recommended Mr. Kuczmarski as nominee for election and Mr. Redding as nominee for election and each Fund’s Board of Directors has nominated Mr. Kuczmarski to serve as a Class I Director and Mr. Redding to serve as a Class III Director.

Qualified Legal Compliance Committee

Each Fund has a standing Qualified Legal Compliance Committee (“QLCC”). The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Funds, or by any officer, Director, employee, or agent of the Funds, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed. During the fiscal year ended November 30, 2012, each Fund’s QLCC did not meet. The QLCC currently consists of Messrs. Drake, McFarland, and Salvatore. If elected, Mr. Kuczmarski would also be a member of the QLCC.

Code of Ethics

Code of Ethics. Each Fund has adopted a code of ethics that applies to all of its Directors and officers and any employees of the Fund’s external manager or its affiliates who are involved in the Fund’s business and affairs. This code of ethics is designed to comply with Securities and Exchange Commission regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and is available on each Fund’s website at www.brookfieldim.com. A copy of each Fund’s code of ethics also is available free of charge, upon request directed to Investor Relations, Helios Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

There is no family relationship between any of the Funds’ current officers or Directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of the Funds’ officers or Directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or directors of any corporation or entity affiliated with the Funds so enjoined.

Compensation of Directors and Executive Officers

No remuneration was paid by any of the Funds to persons who were directors, officers or employees of the Advisor or any affiliate thereof for their services as Directors or officers of such Fund. Each Director of the Funds, other than those who are officers or employees of the Advisor or any affiliate thereof, is entitled to receive from each Fund a fee of $10,000 per year plus $1,000 for the Chairman of the Board and $2,000 for the Chairman of the Audit Committee. The following table sets forth information concerning the compensation received by Directors for the fiscal year ended March 31, 2013 for the Funds, which we refer to as fiscal 2013.

	Directors’ Aggregate Compensation from the Funds	Total Directors’ Compensation from the Funds and the Fund Complex
Disinterested Directors
Rodman L. Drake	$44,000	$104,000
Stuart A. McFarland	$40,000	$86,000
Louis P. Salvatore	$48,000	$104,250
Interested Directors
Edward A. Kuczmarski	$0	$40,000
Heather Goldman	$0	$0
Kim G. Redding	$0	$0

Stockholder Communications with Board of Directors and Board Attendance at Annual Meetings

Each Fund’s Board of Directors provides a process for stockholders to send communications to the Board. Any stockholder who wishes to send a communication to the Board of Directors of a Fund should send the communication to the attention of the Fund’s Secretary at Brookfield Place, 250 Vesey Street,]th Floor, New York, New York 10281-1023. If a stockholder wishes to send a communication directly to an individual Director or to a Committee of a Fund’s Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund’s Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

The Funds’ policy with respect to Directors’ attendance at annual meetings is to encourage such attendance.

Audit Committee Report

On May 21, 2013 the Audit Committee of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and the Helios Strategic Income Fund, Inc., each a Maryland corporation (each, a “Fund,” and collectively, the “Funds”), reviewed and discussed with management each Fund’s audited financial statements as of and for the fiscal year ended March 31, 2013. The Audit Committees discussed with BBD, LLP (“BBD”), the Funds’ independent registered public accounting firm, the matters required to be discussed by Rule 3526, Ethics and Independence, Communication with Audit Committees Concerning Independence.

The Audit Committees received and reviewed the written disclosures and the letter from BBD required by Rule 3520, Auditor Independence, and discussed with BBD, its independence.

Based on the reviews and discussions referred to above, each Audit Committee recommended to its Board of Directors that the audited financial statements referred to above are included in each Fund’s Annual Report to Stockholders as required by Section 30(e) of the 1940 Act and Rule 30d-1 promulgated thereunder for the fiscal year ended March 31, 2013.

Louis P. Salvatore—Audit Committee Chairman

Rodman L. Drake—Audit Committee Member

Stuart A. McFarland—Audit Committee Member

Required Vote

The election of the listed nominee for Director requires the approval of a plurality of all the votes cast at the Meeting, in person or by proxy, at which a quorum is present. The Board of Directors of each Fund recommends a vote “For” the election of the nominees to each such Fund’s Board of Directors.

GENERAL INFORMATION

MANAGEMENT AND SERVICE PROVIDERS

The Advisor

Each Fund has entered into an Investment Advisory Agreement with Brookfield Investment Management Inc. (the “Advisor”). The Advisor, a wholly owned subsidiary of Brookfield Asset Management Inc., is a Delaware corporation organized in February 1989 and a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Subject to the authority of the Board of Directors, the Advisor is responsible for the overall management of each Fund’s business affairs. As of June 30, 2013, the Advisor and its affiliates had greater than $10 billion in assets under management. The Advisor’s clients include pensions, foundations and endowments, insurance companies, real estate investment trusts and closed-end funds. The Advisor specializes in equities and fixed income and its investment philosophy incorporates a value-based approach towards investment.

Mr. Kim G. Redding, the President of each Fund, is the Chairman of the Board and the Co-Chief Investment Officer of the Advisor, and may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor’s profits. Messrs. Dana Erikson, Richard Cryan and Mark Shipley, each a Vice President of each Fund, Mr. Jonathan C. Tyras, the Secretary of each Fund, Mr. Steven M. Pires, the Treasurer of each Fund, and Mr. Seth Gelman, the CCO of each Fund, are employees of the Advisor.

The Advisor provides advisory services to several other registered investment companies. Messrs. Erikson, Cryan and Shipley each joined the Advisor in 2006 and are jointly responsible for the day to day management of the Fund’s portfolio. Mr. Erikson is a Managing Director of the Advisor and a Portfolio Manager with over 25 years of industry experience. Mr. Cryan is Managing Director of the Advisor and a Portfolio Manager with over 32 years of industry experience. Mr. Shipley is Managing Director and Portfolio Manager with over 22 years of investment experience. As members of the Advisor’s Global High Yield Investment Team, Messrs. Erikson, Cryan and Shipley are responsible for the Advisor’s high yield corporate securities exposure and the establishment of portfolio objectives and strategies.

Investment advisory fees paid by the Funds to the Advisor during fiscal 2013 are the following:

Fund Name	Investment Advisory Fees Paid during Fiscal Year 2013
Helios Advantage Income Fund, Inc.	$541,277
Helios High Income Fund, Inc.	$385,858
Helios Multi-Sector High Income Fund, Inc.	$437,760
Helios Strategic Income Fund, Inc.	$366,833

In addition to acting as advisor to the Funds, the Advisor acts as investment advisor to the following other investment companies at the indicated annual compensation.

Fund Name	Investment Advisory Management Fees	Approximate Net Assets as of June 30, 2013
Brookfield Global Listed Infrastructure Income Fund Inc.	1.00%[1]	$175.6 million
Brookfield Mortgage Opportunity Income Fund Inc.	1.00%[1]	$416.2 million
Helios High Yield Fund	0.70%[1]	$69.4 million
Brookfield Total Return Fund Inc.	0.65%[2]	$357.4 million
Brookfield Investment Funds and its four separate series:
Brookfield Global High Yield Fund	0.75%[3]	$0
Brookfield Global Listed Infrastructure Fund	0.85%[3]	$273.42 million
Brookfield Global Listed Real Estate Fund	0.75%[3]	$77.2 million
Brookfield High Yield Fund	0.65%[3]	$26.07 million

(1)	Investment advisory management fees are paid at the rate noted above times such Fund’s average daily managed assets.
(2)	Investment advisory management fees are paid at the rate noted above times such Fund’s average weekly net assets.
(3)	Investment advisory management fees are paid at the rate noted above times such Fund’s average daily net assets.

The Administrator

Pursuant to an administration agreement (the “Administration Agreement”), the Adviser also performs various administrative services to the Funds, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Board;s prepare and/or supervise the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, stockholder reports and other regulatory reports and filings required of the Funds; supervise and monitor the preparation of all required filings necessary to maintain each Fund’s qualification and/or registration to sell shares in all states where the Funds currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials required to be sent to stockholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Funds’ other service providers; review and adjust as necessary each Fund’s daily expense accruals; monitor daily, monthly and periodic compliance with respect to the federal and state securities laws; and send periodic information (i.e., performance figures) to service organizations that track investment company information.

For its services under the Administration Agreement, each Fund pays the Advisor (as administrator to the Fund) a monthly fee at an annual rate of 0.15% of its average daily “Managed Assets.” “Managed Assets” of the Fund mean the Fund’s net assets, plus the amount of any borrowings for investment purposes. During the fiscal year ended March 31, 2013, the Advisor earned $399,630 in the aggregate in administration fees from the Funds.

The Sub-Administrator

Pursuant to a sub-administration agreement (the “Sub-Administration Agreement”), U.S. Bancorp Fund Services, LLC, (“USBFS” or the “Sub-Administrator”) 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Sub-Administrator to the Fund. USBFS replaced State Street Bank and Trust Company as the Funds’ sub-administrator effective October 1, 2011. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Funds of all documents required to be filed for compliance by the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value per share and yield; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Sub-Administration Agreement, as compensation for its services, USBFS receives from the Adviser, as administrator to the Funds, a fee based on the Fund’s current average daily net assets of: .07% on the first $100 million, .05% on the next $200 million and .03% on the remaining assets, with a minimum annual fee of $45,000. USBFS also is entitled to certain out-of-pocket expenses. The Advisor (as administrator to the Fund) is responsible for any fees due the Sub-Administrator.

In addition, the Advisor has entered into administration agreements with other investment companies, with the following fee structures:

Fund Name	Administration Fee
Helios High Yield Fund	Included in Management Fee
Brookfield Mortgage Opportunity Income Fund Inc.	A monthly fee paid at an annual rate of 0.15% of its average daily managed assets
Brookfield Total Return Fund Inc.	A monthly fee paid at an annual rate of 0.20% of its average weekly net assets
Brookfield Global Listed Infrastructure Income Fund Inc.	A monthly fee paid at an annual rate of 0.15% of its average daily managed assets
Brookfield Investment Funds and its four separate series:
Brookfield Global Listed Real Estate Fund	A monthly fee paid at an annual rate of 0.15% of its average daily net assets
Brookfield Global Listed Infrastructure Fund	A monthly fee paid at an annual rate of 0.15% of its average daily net assets
Brookfield Global High Yield Fund Brookfield High Yield Fund	A monthly fee paid at an annual rate of 0.15% of its average daily net assets A monthly fee paid at an annual rate of 0.15% of its average daily net assets

Brokerage Commissions

The Funds paid the following aggregate amounts in brokerage commissions, each of which included futures commissions, on the Funds’ securities purchases during the last fiscal year. All of the commissions were paid to entities not affiliated with either Fund or the Advisor. The Funds do not participate and do not in the future intend to participate in soft dollar or directed brokerage arrangements.

Fund Name	Brokerage Commission Paid during Fiscal Year 2013
Helios Advantage Income Fund, Inc.	$1,791
Helios High Income Fund, Inc.	$1,244
Helios Multi-Sector High Income Fund, Inc.	$1,462
Helios Advantage Income Fund, Inc.	$974

The Advisor has discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and to select the markets in which such transactions are to be executed. The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor is to seek the best combination of net price and execution for the Funds. It is expected that securities ordinarily will be purchased in primary markets, and that in assessing the best net price and execution available to a Fund, the Advisor will consider all factors deemed relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operation facilities and the firm’s risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Funds’ Auditor

At a meeting held on May 21, 2013, the Audit Committee of each Fund unanimously recommended the selection of BBD as each Fund’s independent registered public accounting firm for the current fiscal year ending March 31, 2014. Representatives of BBD are not expected to be present at the Meeting.

The aggregate fees billed by BBD and associated expenses incurred for professional services tendered for the audit of the Funds’ financial statements for the fiscal year ended March 31, 2013 and fees billed by BBD for the fiscal year ended March 31, 2012 are as follows.

	BBD 2013	BBD 2012
Audit fees	$40,500	$39,800
Audit-related fees[1]	$0	$0
Tax fees[2]	$4,200	$4,200
All other fees	$0	$0

(1)	Audit-related fees consist of administrative costs related to completion of the audit.
(2)	Tax fees consist of fees for review of tax returns and tax distribution requirements.

As indicated above, the Board of Directors of each Fund has adopted a written charter for the Audit Committee (“Charter”), which is available on each Fund’s website at www.brookfieldim.com. Each Fund’s Audit Committee reviews its Charter at least annually and may recommend changes to the Board. Each member of the Audit Committee of each Fund is independent as independence is defined in the listing standards of the New York Stock Exchange. The Audit Committees have adopted policies and procedures for pre-approval of the engagement of the Funds’ auditors. Each Fund’s Audit Committee evaluates the auditor’s qualifications, performance and independence at least annually by reviewing, among other things, the relationship between the auditor and the Fund, as well as the Advisor or any control affiliate of the Advisor, any material issues raised by the most recent internal quality control review and the auditor’s internal quality control procedures.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each Fund’s officers and Directors and persons who own more than ten-percent of a registered class of each Fund’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by regulations of the Securities and Exchange Commission to furnish the Funds with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by the Funds and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Funds believe that during the fiscal year ended March 31, 2013, all filing requirements applicable to the Funds’ officers, Directors and greater than ten-percent beneficial owners were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the date of this Joint Proxy Statement, the following persons owned beneficially 5% or more of the shares of the Funds set forth below:

Fund Name	Name and Address	Amount of Shares Beneficially Owned and Nature of Ownership[1]	Percentage of Class Owned[1]
Helios Advantage Income Fund, Inc.	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,397,565	21.35%

Fund Name	Name and Address	Amount of Shares Beneficially Owned and Nature of Ownership[1]	Percentage of Class Owned[1]
Helios High Income Fund, Inc.	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	492,662	10.16%

Helios Multi-Sector High Income Fund, Inc.	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,649,694	21.73%

Helios Strategic Income Fund, Inc.	Morgan Stanley Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	728,455	12.3%

[1]

The number of shares are those beneficially owned as determined under the rules of the Securities Exchange and Commission, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

LEGAL PROCEEDINGS

Beginning in late 2007, lawsuits were filed in state and federal courts in Tennessee, Alabama, Arkansas, Indiana, Mississippi, Louisiana, New York and Texas relating to certain fixed income funds managed by the Advisor, including the Funds. Certain of the cases were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008 and other cases were filed as actions on behalf of one or more individuals or trusts. The complaints name various entities and individuals as defendants including, among others, the Funds, the former advisor, Morgan Asset Management, Inc. (“MAM”), Morgan Keegan & Company, Inc. (“Morgan Keegan”), Regions Financial Corporation and several affiliates (“Regions”), certain former directors and former officers of the Funds and the Funds’ former portfolio managers. The complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. The plaintiffs seek damages in amounts to be determined at trial and reasonable costs and, in some cases, attorneys’ fees. Each of the cases is at a preliminary stage. An answer was filed in a state court case, Burke v. Citigroup Global Markets, Inc. pending in the circuit court of Jefferson County, Alabama, on behalf of Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. Other than the Burke case and the motions to dismiss filed in the actions discussed below, no responses to the complaints have been filed in the actions pending against the Funds, and no classes have been certified in any of the putative class actions filed against the Funds. As discussed further below, the Funds moved to dismiss the consolidated class action related to the closed-end funds, but the Court denied the motion as it relates to the Funds. The parties in this action subsequently reached a settlement and have filed a Stipulation of Settlement, which the Court has preliminarily approved, as discussed further below

On March 13, 2008, a derivative action was filed in the United States District Court for the Western District of Tennessee seeking damages on behalf of Helios Multi-Sector High Income Fund, Inc. against MAM and certain former directors of the Fund. The complaint in this action alleged, among other things, that defendants MAM and certain former directors of the Fund breached their fiduciary duties and mismanaged the Fund in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaint sought damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. Motions to dismiss the complaint were filed by the respective defendants. The Board of the Fund underwent an investigation of the underlying allegations in the complaint to determine whether pursuit of such claims is in the best interest of the Fund. The Fund moved to dismiss the action without prejudice, or alternatively, to stay the action pending the completion of the Board’s investigation of the underlying allegations and its determination as to proceeding on behalf of the Fund. On March 10, 2010, the court granted the defendants’ motions to dismiss and dismissed the action without prejudice to the Fund’s right to seek remuneration for any perceived wrongs on the completion of its Board’s investigation.

Subsequently, on March 18, 2010, four derivative actions were filed on behalf of each of the Funds. The complaints in these actions allege, among other things, that defendants MAM, and certain former officers and directors of the Funds breached their fiduciary duties and mismanaged the Funds in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaints seek equitable relief, damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. The proceedings are at a preliminary stage. On November 5, 2010, the Court granted plaintiff’s unopposed motion for consolidation of these actions, and on December 6, 2010, plaintiffs filed a consolidated amended complaint. The Boards of the Funds have undertaken an investigation of the underlying allegations in the consolidated amended complaint to determine whether pursuit of such claims is in the best interest of the Funds. On January 24, 2011, the Funds filed a motion for a stay of the action pending the completion of the Boards’ investigation or, in the alternative, until April 6, 2011. Also on January 24, 2011, the non-Fund defendants filed motions to dismiss the consolidated amended complaint. On February 9, 2011, the Court granted the Funds’ motion and stayed the case until April 6, 2011. On April 6, 2011, the Funds and derivative plaintiffs filed a joint, unopposed motion for a sixty-day extension of the stay of the case to facilitate their discussion of a possible resolution of the issues in this action. The Court granted this motion on April 8, 2011, staying the case until June 6, 2011. Per the Court’s June 28, 2011 Scheduling Order, derivative plaintiffs filed their motion in opposition to the non-Fund defendants’ motion to dismiss on July 19, 2011. Non-Fund defendants filed their reply on August 18, 2011. On September 9, 2011, the Court entered an order granting non-Fund defendants’ motion to dismiss without prejudice. Following the Board’s investigation, the Board has authorized derivative plaintiffs’ counsel to pursue the derivative claims on behalf of the closed-end funds. On October 21, 2011, derivative plaintiffs filed a verified shareholder derivative complaint, with plans to file an amended complaint soon thereafter. Subsequently, on November 15, 2011, derivative plaintiffs filed a verified amended shareholder derivative complaint. On January 13, 2012, non-Fund defendants filed a motion to dismiss the amended derivative complaint. Derivative plaintiffs filed their opposition brief on February 27, 2012, and defendants’ replies were filed on March 28, 2012.

On May 8, 2012, the parties notified the Court that a settlement in principle had been reached in the derivative action, and on May 9, 2012 the Court granted the parties’ joint motion to stay the action pending finalization and documentation of the settlement terms. On October 12, 2012, the Funds and the other parties in the derivative action on behalf of the Closed-End Funds filed a motion for preliminary approval of the joint Stipulation of Settlement among the parties, which when signed by the Court, would preliminarily approve settlement of the derivative action, whereby in exchange for a release of the derivative claims asserted on behalf of the Closed-End Funds, Defendants would make a settlement payment to the Closed-End Funds in the amount of $6 million, less an attorneys’ fee award of $1.8 million. On January 4, 2013, the Court entered an order preliminarily approving the settlement and set forth the schedule for notice of the settlement to shareholders and scheduled a hearing for final approval of the settlement on April 12, 2013. Pursuant to the schedule set forth in the preliminary approval order, derivative plaintiffs and the Closed-End Funds filed a joint motion in support of final approval of the settlement on March 8, 2013 The amount of the settlement payment, as well as other terms of the settlement, is subject to modification by the Court prior to final approval, and therefore defendants’ $6 million settlement payment to the Funds will occur after the Court grants final approval of the settlement, following which, the $1.8 million fee award would be paid to derivative plaintiffs’ counsel. On April 12, 2013, the Court held a hearing to hear arguments on final approval of the settlement of the derivative action on behalf of the Closed-End Funds. A final ruling from the Court on final approval of the settlement is still pending

If the Court grants final approval of the derivative settlement, it is expected that each of the Closed-End Funds’ share of the settlement, after the attorneys’ fee award is deducted, will be approximately the amounts reflected below, based upon an allocation of the settlement to the Closed-End Funds approved by the Closed-End Funds’ Boards of Directors:

Helios Advantage Income Fund, Inc.	$1,150,000 ($0.18 per share)
Helios Multi-Sector High Income Fund, Inc.	$1,225,000 ($0.16 per share)
Helios High Income Fund, Inc.	$850,000 ($0.17 per share)
Helios Strategic Income Fund, Inc.	$975,000 ($0.16 per share)

Claims substantially similar to those described above have been made in lawsuits filed in the United States Federal and state courts concerning certain open-end funds formerly managed by the Advisor. Motions to dismiss the open-end derivative and open-end class actions were filed by the respective defendants. The open-end fund defendants moved to dismiss the open-end derivative action without prejudice, or alternatively, to stay such action pending the completion of the Board investigation described above. On September 24, 2010, the Court denied defendants’ motions to dismiss but granted a stay of the action pending receipt by October 25, 2010 of a report by the Board regarding the status of its investigation; on October 22, 2010, the Board filed a status report, and requested that the stay be extended until November 30, 2010. The open-end fund defendants separately moved to dismiss the open-end class actions for failure to state a claim. On September 30, 2010, the Court issued an order granting in part and denying in part defendants’ motions to dismiss. Defendants’ time to answer the surviving claims was extended until November 30, 2010. On November 30, 2010, the open-end funds filed an additional status report in the open-end derivative action, including a proposed memorandum of understanding between the open-end funds and derivative plaintiffs regarding the resolution of some of the issues in the open-end derivative and class actions and the realignment of the open-end funds as plaintiffs in the open-end derivative action (the “MOU”). The open-end funds and derivative plaintiffs also filed a motion for an extension of the stay to facilitate the steps necessary to seek approval of the MOU and the proposed settlement. On December 10, 2010, the Court granted the joint motion and stayed the action until April 6, 2011. On December 16, 2010, the Court entered a scheduling order in the open-end class action that gave plaintiffs until April 6, 2011 to file the necessary motions seeking approval of the proposed partial settlement. On March 14, 2011, the open-end funds and derivative plaintiffs filed a joint motion for approval of the proposed notice to the open-end funds’ shareholders and final approval of the MOU in the open-end derivative action. On that same date, the open-end funds and lead plaintiffs filed a joint motion for preliminary approval of the proposed partial settlement and approval of notice to the settlement class members in the open-end class action. Non-Fund defendants filed opposition papers on April 18, 2011. On June 21, 2011 the Funds and plaintiffs executed an amended MOU (the “Amended MOU”), which was submitted to the Court together with the reply papers of the Funds and plaintiffs on June 24, 2011. The non-Fund defendants filed their sur-reply papers on August 1, 2011. On August 12, 2011, plaintiffs and the Funds filed a motion with the Court requesting leave to file sur-sur-reply briefs in response to the non-Fund defendants’ sur-reply briefs. On September 6, 2011, plaintiffs and the Funds filed a joint motion to strike the Declaration of Nancy J. Moore (the “Moore Declaration”), submitted in support of the non-Fund defendants’ opposition to final approval of the Amended MOU and partial settlement. Non-Fund defendants filed their opposition brief September 20, 2011, and plaintiffs and the Funds filed their reply brief on October 27, 2011. The Court held a hearing on the motion to strike the Moore Declaration on December 7, 2011, and on January 4, 2012, the Court entered an order denying the motion to strike. On March 26, 2012, the Court granted plaintiffs’ and the Funds’ joint motion for leave to file a sur-sur-reply on the Amended MOU briefing. On April 18, 2012, plaintiffs and the Funds each filed their respective sur-sur-reply briefs. On June 6, 2012, plaintiffs filed a motion for leave to file a Second Amended Consolidated Class Action Complaint, and attached the proposed amended complaint to the filing. On July 12, 2012, the Court granted the parties’ joint motion to extend the time for defendants to file a response to plaintiffs’ motion to amend the complaint until 30 days after a ruling from the Court on the motion to approve the AMOU and partial settlement, which is still pending.

On September 23, 2008, most of the cases pending in federal court in the Western District of Tennessee in which the Funds are defendants, and other cases pending in that court involving the same or similar claims against other defendants, were consolidated into a single proceeding encaptioned In re Regions Morgan Keegan Closed End Fund Litigation. On December 15, 2010, the Court entered an order appointing lead plaintiffs and lead counsel and consolidating the various actions in this proceeding. On February 22, 2011, plaintiffs filed a consolidated amended class action complaint, alleging Section 11 and Section 12 securities violations against Helios Multi-Sector High Income Fund, and Section 10b securities violations against all four Closed-End Funds. On April 13, 2011, the Funds filed a motion to dismiss the consolidated amended complaint with prejudice. The non-Fund defendants filed separate motions to dismiss the consolidated amended complaint on April 13, 2011. Per the Court’s May 20, 2011 Scheduling Order, plaintiffs filed their brief in opposition to the Funds’ and non-Fund defendants’ separate motions to dismiss on June 17, 2011. The Funds and non-Fund defendants filed their replies in support of their separate motions to dismiss on August 12, 2011. On March 30, 2012, the Court entered an order granting in part and denying in part the motion to dismiss. The Court dismissed certain claims against the Officer Co-Defendants, but denied dismissal of all other claims. On April 13, 2012, plaintiffs filed a consolidated amended class action complaint. On May 7, 2012, the Court granted co-defendants’ and the Funds’ joint, unopposed motion for an extension on the filing of an answer to the amended class action complaint until June 11, 2012. On May 8, 2012, the parties notified the Court that a settlement in principle had been reached in the securities class action, and on May 9, 2012 the Court granted the parties’ joint motion to stay the action pending finalization and documentation of the settlement terms. On October 12, 2012, the Funds and the other parties in In Re Regions Morgan Keegan Closed-End Fund Litigation filed a motion for preliminary approval of the joint Stipulation of Settlement among the parties, which, when signed by the Court, would preliminarily approve the settlement, including a release of securities claims alleged against the Closed-End Funds and other defendants, in exchange for a payment of $62 million by the non-Fund defendants to the class plaintiffs. The Stipulation of Settlement does not require any payment made by the Closed-End Funds in connection with the settlement of the securities class action. On January 4, 2013, the Court entered an order preliminarily approving the settlement, and set forth the schedule for notice of the settlement to the class members and scheduled a hearing for final approval of the settlement on April 12, 2013. Pursuant to the schedule set forth in the preliminary approval order, securities class plaintiffs filed an unopposed motion in support of final approval of the settlement on March 8, 2013. As with the settlement proceedings in the derivative action, prior to final approval, the terms of the settlement of the securities class action remain subject to modification by the Court. The settlement contemplates the possibility that class members may opt out, and that certain parties have the ability to terminate the settlement if a designated level of opt outs occur. If opt out claims are pursued, the Closed-End Funds may face additional litigation. On April 12, 2013, the Court held a hearing to hear arguments on final approval of the settlement of the Closed-End Funds Class Action. A final ruling from the Court on final approval of the settlement is still pending.

On February 12, 2009, the Judicial Panel on Multidistrict Litigation (“Judicial Panel”) issued an order transferring related actions pending in other federal courts to the United States District Court for the Western District of Tennessee and directing that the transferred cases be coordinated or consolidated with the above-described actions relating to the Funds (the “MDL proceeding”).

On June 18 and June 23, 2010, respectively, two actions were filed in the Northern District of Alabama against Morgan Keegan, MK Holding, Inc., the Funds, and certain other defendants. These complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund prospectuses and registration statements. The plaintiffs seek damages in amounts to be determined at trial and attorneys’ fees. On July 28, 2010, joint motions were filed by plaintiffs, Morgan Keegan and MK Holding, Inc. in these proceedings for temporary stays pending transfer to the Western District of Tennessee for consolidated or coordinated pretrial proceedings as part of the MDL proceeding. The Court entered the MDL transfer order consolidating the actions on August 31, 2010.

On July 12, 2010, a putative class action was filed in the Western District of Tennessee against MAM, Morgan Keegan, Regions, MK Holding, Inc., the Funds, and certain other defendants. The action purports to assert claims under the Employee Retirement Income Security Act of 1974 (“ERISA”), on behalf of all ERISA plans for which Regions Bank serves or served as trustee, custodian or agent that owned or held shares of certain investment funds, which are subject of the multidistrict litigation discussed above. The Funds, together with certain open-end funds formerly managed by the Advisor, are sued as Nonfiduciary Parties in Interest, and are alleged to be liable, and subject to equitable remedies, for allegedly knowingly participating in breaches of ERISA fiduciary duties by other defendants, or wrongfully obtaining or receiving assets from the Regions ERISA Trusts. Plaintiffs also allege that the Funds are liable for the conduct of certain other defendants who allegedly acted as agents of the Funds. The action seeks equitable remedies, including a constructive trust and/or restitution of assets allegedly wrongfully obtained or received, as well as fees, profits, bonuses, dividends or other remuneration, together with damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. On September 9, 2010, the non-Fund defendants filed a motion to consolidate this action with other ERISA cases in which the Funds are not named as defendants. On April 25, 2011, the Court granted defendants’ motion to consolidate the ERISA actions. On May 20, 2011, the ERISA plaintiffs filed a Third Amended Consolidated Class Action Complaint that no longer names the Funds as defendants in the action.

No estimate of the effect, if any, of these lawsuits on the Funds can be made at this time.

OTHER BUSINESS

The Board of Directors of each Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their discretion on that matter.

PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

Each Fund’s current Bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the respective Fund’s current Bylaws must be received by the Secretary of the Fund at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023 not less than 120 days in advance of the date the Fund’s proxy statement was released to stockholders for the preceding year’s annual meeting. Accordingly, a stockholder nomination or proposal intended to be considered at the 2014 Annual Meeting of Stockholders must be received by the Secretary of the appropriate Fund on or before March 31, 2014. Under the rules of the Securities and Exchange Commission, if a stockholder wishes to submit a proposal for possible inclusion in a Fund’s 2014 proxy statement pursuant to Rule 14a-8 of the 1934 Act, the Fund must receive it not less than 120 calendar days before the anniversary of the date its proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8 must be received by the appropriate Fund on or before March 31, 2014 in order to be included in the Fund’s proxy statement for the 2014 Annual Meeting of Stockholders. All nominations and proposals must be in writing.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, mailing and assembling material in connection with this solicitation of proxies will be borne by the Funds ratably, based on their relative net asset values. In addition to the use of the mail, proxies may be solicited personally by officers of the Funds or by regular employees of the Advisor. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Funds for out-of-pocket expenses incurred in connection therewith.

July 26, 2013

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions Available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 250 Vesey Street, 15th Floor New York, NY 10281 on August 22, 2013

Please detach at perforation before mailing.

PROXY	HELIOS HIGH INCOME FUND, INC.	PROXY
COMMON STOCK
PROXY FOR THE JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 22, 2013

This Proxy is solicited on behalf of the Board of Directors of Helios High Income Fund, Inc. for the Joint Annual Meeting of Stockholders.

The undersigned, revoking any previously executed proxies, hereby appoints Seth A. Gelman and Steven M. Pires, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the common stock of the Fund that the undersigned would be entitled to vote at the 2013 Joint Annual Meeting of Stockholders of the Helios High Income Fund, Inc. (the “Fund”) to be held at 250 Vesey Street, 15th Floor, New York, New York 10281 on August 22, 2013, at 8:30 a.m., Eastern time, and at any and all adjournments thereof.

Receipt of the Notice of Meeting and the accompanying Proxy Statement, which describes the matters to be considered and voted on, is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

Signature(s)

Date	HHI_24762_072513

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2013 JOINT ANNUAL

MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 22, 2013.

You may obtain a copy of this proxy statement, the accompanying Notice of 2013 Joint Annual Meeting of Stockholders and the proxy card by visiting the following Web site: https://www.proxy-direct.com/hel-24762

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

This proxy will be voted as specified below. If the proxy is executed, but with respect to the proposal no specification is made, this proxy will be voted in favor of the proposal and in the direction of the above-named proxies as to any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS.

PLEASE MARK VOTE AS IN THIS EXAMPLE:         ■

1.	To consider and vote upon the election of Class II directors and a Class I director and a Class III director.

	Nominees:			FOR	WITHHOLD	FOR ALL
	Class II:	Class I:	Class III:	ALL	ALL	EXCEPT

	01. Rodman L. Drake	03. Edward A. Kuczmarski	04. Kim G. Redding	☐	☐	☐
02. Heather Goldman

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact any other business that may properly come before the meeting or any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY  USING THE ENCLOSED ENVELOPE.

24762_072513